SUPPLEMENT TO THE PROSPECTUS
Supplement dated November 4, 2021, to the Prospectus dated September 28, 2021.

MFS® International Diversification Fund

Effective January 3, 2022, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":
Portfolio Manager	Since	Title
Nicholas Paul	January 2022	Investment Officer of MFS

Effective January 3, 2022, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":
Portfolio Manager	Primary Role	Five Year History
Nicholas Paul	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since 2018; Investment Product Specialist at MFS prior to 2018

1047144           1                               MDI-SUP-I-110421